PACHOLDER HIGH YIELD FUND, INC.

Dear Stockholders:

Third Quarter Review

The Pacholder High Yield Fund, Inc. (the “Fund”) and the high yield market posted strong returns during the third quarter of 2006. For the third quarter of 2006, the Fund returned +4.84% (i.e., net of expenses, preferred stock dividends and the effect of the Fund’s leveraged capital structure), and the Fund’s portfolio returned +4.34% (i.e., gross of leverage, fees and expenses). This compares favorably to the average total return of all closed-end high yield funds of 3.97%, as reported by Morningstar, and the +3.51% return of the Credit Suisse First Boston High Yield Index, Developed Countries Only (the “Index”) for the quarter. The Fund’s NAV performance for the first nine months of the year also compares favorably to the average total return of all closed-end high yield funds as reported by Morningstar (+13.97% versus +7.40%). The Fund’s portfolio return of +12.28% also outperformed the Index’s return of +7.07% for the nine-month period ended September 30, 2006.

The drivers of the strong relative performance of the Fund’s portfolio in the third quarter were similar to those in the first half. Particular performance drivers during the quarter were the Fund’s underweight position in BB-rated securities (BB-rated securities provided lower returns than the high yield market as a whole during the quarter), strong results across many industry sectors, particularly in total return situations, and very few portfolio issuers experiencing significant problems during the period.

After three consecutive months of declining returns in the second quarter, including the first negative monthly return of the year in June (-0.54%), the high yield market, as measured by the Index, regained momentum, posting positive performance in July (+0.85%), August (+1.38%) and September (+1.25%). The high yield market reacted positively to benign inflation news that suggested the Fed might be finished with its cycle of rate increases. This momentum has continued in both October (+1.37%) and the first half of November.

High yield issuers generally continue to report stable or improving results, with the consensus estimate of 2006 GDP growth in the range of 3.0% to 3.5%. However, it is clear that the rate of economic growth has slowed during the second half of the year. We expect certain industries, such as auto suppliers, to continue to face more challenging conditions going forward and for more issuers to report negative surprises as the rate of economic growth slows. The trailing twelve-month default rate for below-investment-grade issuers, as measured by Moody’s Investors Service, dropped from 1.8% at the end of 2005 to 1.7% in September 2006. Continued economic growth, strong corporate profits, low relative interest rates and abundant liquidity available in the capital markets have combined to keep the default rate low thus far in this economic cycle. Moody’s currently believes that the trailing twelve-month default rate will rise modestly to 2.5% by September 2007.

The third quarter showed strong performance as 18 out of 19 of the Index’s industry sectors posted positive returns, with the Housing sector reporting the only negative return. Industry sectors that performed relatively well during the quarter were Food/Tobacco, Food and Drug, and Forest Products/Containers. Sectors that provided weak relative performance included Housing, Healthcare and Metals/Minerals. The Fund’s portfolio is well diversified, with investments in 168 issuers in 19 different industries at September 30, 2006. The Fund’s largest industry sector concentration was in Forest Products/Containers, which accounted for 9.08% the portfolio’s market value as of that date.

The strong performance of the high yield market during the third quarter of 2006 was evident in the Index’s average price, yield and spread over Treasuries. For the quarter, the average price of the Index rose 1.31 points from 96.03 to 97.44, the average yield dropped 34 basis points from 8.72% to 8.38% and the spread over the comparable Treasury increased 14 basis points from 359 to 373 basis points. The spread increase was due to the strong performance of Treasuries during the quarter as the 10-year Treasury dropped 51 basis points, from 5.14% to 4.63%.

The high yield market saw a steady supply of new issues in the first ten months of 2006, including a number of companies that sought to lock in long-term debt at relatively low interest rates to refinance existing debt with higher interest rates. Although this refinancing is fundamentally positive for the companies able to lower their cost of debt, such companies continued the trend toward refinancing high coupon bonds held by investors, including the Fund, and replacing them with lower coupon bonds or bank debt.

The principal factors that determine the income available for common shares are the yield on the Fund’s investment portfolio, the cost of the preferred share dividends and the Fund’s expenses. Issuers refinancing at

PACHOLDER HIGH YIELD FUND, INC.

lower yields generally lowers the yield earned by the Fund and other high yield investors. Also, the dividend rate on the Fund’s preferred stock has risen as the Fed raised short-term interest rates at 17 consecutive meetings (stopping in June 2006), which reduces income available for dividends to common shareholders. It generally has been the Fund’s practice to maintain a level monthly dividend on the Fund’s common shares at approximately the level of net income estimated to be available to common shareholders over the near-term time horizon (with the Fund’s investment advisory fee at the 0.90% midpoint of the “fulcrum fee”).

The returns for the broad large-capitalization equity indices were very positive in the third quarter. The S&P 500 returned +5.67%, the NASDAQ Composite returned +4.15% and the Dow returned +5.35%. The small-cap Russell 2000, which recently had outperformed the large-cap indices, returned +0.44.

Portfolio Strategy and Outlook

The Fund continues to pursue the dual investment strategy of reducing credit volatility in the portfolio while selectively investing in total return opportunities. Looking ahead, we believe that the underlying fundamentals in the high yield market generally continue to be positive in the near term, although probably not as positive as they have been for the past three years. We believe that the near-term expectations for continued, although slowing, economic growth, moderate interest rates, moderate inflation and below-average default rates are likely to produce an environment that is favorable to high yield credit. As the rate of economic growth slows, the potential for negative surprises grows.

Although we retain a positive near-term outlook, we think that it is prudent to continue to reduce the credit volatility of the portfolio and reduce exposure to securities that we think have a greater potential for negative volatility and do not offer commensurate return potential. Because the strength and duration of the economic expansion is not known, we will continue to adjust the composition of the portfolio gradually over time, predicated on a bottom-up fundamental analysis of the individual issuers and securities available in the market.

As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,

Gary J. Madich, CFA

President

November 15, 2006

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan offers you an automatic way to reinvest your dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan, please contact Computershare Investor Services, P.O. Box 43036, Providence, RI 02940-3036, (888) 294-8217, and www.computershare.com.

Portfolio Holdings Information

Beginning in 2007 the Fund’s month-end portfolio holdings will be available on our website (www.phf-hy.com) no sooner than 30 days after the end of each month.

The performance quoted is past performance and is not a guarantee of future results. Closed-end funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown.

JPMorgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors, Inc., JPMorgan High Yield Partners LLC, Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders

September 30, 2006 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

CORPORATE DEBT SECURITIES — 141.6%
AEROSPACE — 5.2%
American Airlines, Inc., Private Placement, Notes, 3.363%, 10/18/09[9]	$989	$860,726	0.7%
American Airlines, Inc., Pass Thru Cert, 7.379%, 5/23/16	643	578,364	0.5
American Airlines, Inc., Collateral Trust Notes, 10.18%, 1/2/13	1,300	1,277,250	1.0
Continental Airlines, Inc., Pass Thru Cert, 9.798%, 4/1/21	1,931	2,037,161	1.7
DRS Technologies, Inc., Sr Nt, 6.625%, 2/1/16	500	491,250	0.4
Northwest Airlines Corp., Co Guar, 10%, 2/1/09[6]	1,200	645,000	0.5
Wyle Laboratories, Inc., 1st Lien Bank Debt, 8.22%, 2/4/11	474	479,043	0.4

		6,368,794	5.2
CHEMICALS — 3.0%
Koppers Industry, Inc., Sec’d Nt, 9.875%, 10/15/13	119	128,818	0.1
Lyondell Chemical Co., Sr Nt, 8%, 9/15/14	1,000	1,012,500	0.8
OM Group, Sr Sub Nt, 9.25%, 12/15/11	1,000	1,040,000	0.8
Tronox Worldwide/Finance, Sr Nt, 9.5%, 12/1/12	1,500	1,539,375	1.3

		3,720,693	3.0
CONSUMER PRODUCTS — 5.6%
Broder Bros. Co., Sr Nt, 11.25%, 10/15/10	1,835	1,789,125	1.5
Fedders NA, Sr Nt, 9.875%, 3/1/14	1,500	1,020,000	0.8
General Nutrition Center, Sr Sub Nt, 8.5%, 12/1/10	875	848,750	0.7
General Nutrition Center, Sr Nt, 8.625, 1/15/11	250	255,625	0.2
Gregg Appliances, Inc., Sr Nt, 9%, 2/1/13	2,050	1,870,625	1.5
K2 Corp., Sr Nt, 7.375%, 7/1/14	500	486,875	0.4
Rayovac Corp., Sr Sub Nt, 8.5%, 10/1/13[6]	750	648,750	0.5
Westpoint Stevens, Inc., Sr Nt, 7.875%, 6/15/05[1,4,9]	1,000	100	0.0

		6,919,850	5.6

Description	Par (000)	Value	Percent of Net Assets*

ENERGY — 4.4%
Chart Industries, Inc., Sr Sub Nt, 9.125%, 10/15/15[2]	$1,400	$1,449,000	1.2%
El Paso Corp., Sr Nt, 7.875%, 6/15/12	750	778,125	0.6
El Paso Performance-Linked Trust, Sr Nt, 7.75%, 7/15/11[2]	500	513,750	0.4
Hanover Compressor, Sr Nt, 7.5%, 4/15/13	500	500,000	0.4
Range Resources Corp., Sr Sub Nt, 7.5%, 5/15/16	350	351,750	0.3
Secunda Int’l, Ltd., FRN, Sec’d, 13.507%, 9/1/12	1,500	1,567,500	1.3
Verasun Energy Corp., Sr Unsec’d Nt, 9.875%, 12/15/12	250	261,250	0.2

		5,421,375	4.4
FINANCE — 4.3%
Ace Cash Express, Inc., Sr Nt, 10.25%, 10/1/14[2]	200	202,500	0.2
Crum & Forster Holding, Inc., Sr Nt, 10.375%, 6/15/13	1,410	1,445,250	1.2
Fairfax Financial, Nt, Add-on 7.75%, 4/26/12[6]	1,650	1,534,500	1.3
Swett & Crawford, 1st Lien Bank Debt, 8.248%, 11/16/11	498	499,988	0.4
Swett & Crawford, 2nd Lien Bank Debt, 12.248%, 11/16/12	500	501,875	0.4
Thornburg Mortgage, Sr Nt, 8%, 5/15/13	1,000	985,000	0.8

		5,169,113	4.3
FOOD & TOBACCO — 13.7%
Alliance One, Nt, 11%, 5/15/12	2,400	2,448,000	2.0
Alliance One, Nt, 12.75%, 11/15/12	150	152,250	0.1
Chiquita Brands Int’l, Inc., Sr Nt, 8.875%, 12/1/15[6]	2,249	2,074,702	1.7
Constellation Brands, Sr Nt, 7.25%, 9/1/16	250	252,813	0.2
Cosan SA Industria, Sr Nt, 9%, 11/1/09[2]	300	317,250	0.3
Dean Foods Co., Sr Nt, 7%, 6/1/16	125	125,000	0.1
EPL Finance Corp., Sr Nt, 11.75%, 11/15/13[2]	750	832,500	0.7
Eurofresh, Inc., Nt, 11.5%, 11/15/13[2]	1,500	1,462,500	1.2

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

September 30, 2006 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

FOOD & TOBACCO — (continued)
Golden State Foods, Sr Sub Nt, 9.24%, 1/10/12[8,9]	$1,250	$1,275,000	1.0%
National Beef Packaging, Sr Nt, 10.5%, 8/1/11	2,006	2,091,255	1.7
National Wine & Spirits, Inc., Sr Nt, 10.125%, 1/15/09	1,975	1,994,750	1.6
Reynolds American, Inc., Nt, 7.625%, 6/1/16[2]	500	518,654	0.4
Sbarro, Inc., Sr Nt, 11%, 9/15/09	1,500	1,526,250	1.3
Southern States Coop, Inc., Sr Nt, 10.5%, 10/15/10[2]	750	785,625	0.7
Swift and Co., Sr Nt, 10.125%, 10/1/09	250	254,375	0.2
Swift and Co., Sr Sub Nt, 12.5%, 1/1/10	530	539,275	0.4
Tom’s Foods, Inc., Sr Nt, 10.5%, 11/1/04[1,4,9]	907	79,345	0.1

		16,729,544	13.7
FOREST PRODUCTS & CONTAINERS — 13.5%
Abitibi-Consolidated Inc., Sr Nt, 8.375%, 4/1/15[6]	1,500	1,365,000	1.1
Ainsworth Lumber, Sr Nt, 6.75%, 3/15/14	500	350,000	0.3
Appleton Papers, Sr Sub Nt, 9.75%, 6/15/14	1,000	987,500	0.8
Buckeye Cellulose Corp., Sr Sub Nt, 9.25%, 9/15/08	1,000	1,000,000	0.8
Cascades, Inc., Sr Nt, 7.25%, 2/15/13	1,500	1,462,500	1.2
Constar International, FRN, Nt, 8.78%, 2/15/12	750	738,750	0.6
Constar International, Sr Sub Nt, 11%, 12/1/12[6]	1,725	1,500,750	1.2
Domtar, Inc., Nt, 7.875%, 10/15/11	2,000	1,990,000	1.6
Graphic Packaging Corp., Sr Sub Nt, 8.5%, 8/15/11	500	511,250	0.4
Graphic Packaging Corp., Sr Sub Nt, 9.5%, 8/15/13[6]	572	584,870	0.5
Norske Skog, Sr Nt, 8.625%, 6/15/11	1,000	982,500	0.8
Plastipak Holdings, Inc., Sr Nt, 8.5%, 12/15/15[2]	200	202,000	0.2
Portola Packaging Inc., Sr Nt, 8.25%, 2/1/12	2,725	2,377,562	1.9
Stone Container, Sr Nt, 9.75%, 2/1/11	1,504	1,549,120	1.3
Smurfit-Stone Container, Sr Nt, 8.375%, 7/1/12	400	384,000	0.3
Tembec Industries, Sr Unsec’d Nt, 8.625%, 6/30/09[6]	320	177,600	0.2

Description	Par (000)	Value	Percent of Net Assets*

FOREST PRODUCTS & CONTAINERS — (continued)
Tembec Industries, Sr Nt, 7.75%, 3/15/12	$680	$343,400	0.3%

		16,506,802	13.5
GAMING & LEISURE — 5.3%
Inn of the Mountain Gods, Sr Nt, 12%, 11/15/10	1,587	1,662,383	1.4
Venetian Macau Term Loan B, Bank Debt, 8.12%, 4/6/13	1,333	1,336,667	1.1
Majestic Star Casino, Co Guar, 9.5%, 10/15/10	500	511,250	0.4
Pokagon Gaming Authority, Sr Nt, 10.375%, 6/15/14[2]	250	266,562	0.2
Six Flags Entertainment Corp., Sr Nt, 8.875%, 2/1/10[6]	250	239,375	0.2
Six Flags Entertainment Corp., Sr Nt, 9.75%, 4/15/13[6]	250	225,000	0.2
Six Flags Entertainment Corp., Sr Nt, 9.625%, 6/1/14	1,250	1,112,500	0.9
Trump Entertainment, Sec’d Nt, 8.5%, 6/1/15	1,000	956,250	0.8
Wynn Las Vegas LLC, 1st Mtg, 6.625%, 12/1/14	125	121,250	0.1

		6,431,237	5.3
HEALTH CARE — 8.5%
Fresenius Medical, Co Guar, 7.875%, 6/15/11	500	513,125	0.4
Medical Services, FRN, Co Guar, 13.007%, 10/15/11	2,150	2,053,250	1.7
Multiplan, Inc., Sr Nt, 10.375%, 4/15/16[2]	1,250	1,256,250	1.0
National Mentor, Inc., Sr Sub Nt, 11.25%, 7/1/14[2]	500	520,000	0.4
Psychiatric Solutions, Sr Sub Nt, 10.625%, 6/15/13	333	362,138	0.3
Team Health, Inc., Sr Sub Nt, 11.25%, 12/1/13	1,934	1,982,350	1.6
Tenet Healthcare Corp., Sr Nt, 9.25%, 2/1/15	250	240,625	0.2
Tenet Healthcare Corp., Sr Nt, 9.875%, 7/1/14	1,500	1,494,375	1.2
US Oncology Inc, Co Guar, 10.75%, 8/15/14	575	629,625	0.5

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

September 30, 2006 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

HEALTH CARE — (continued)
Vanguard Health Holdings II, Sr Sub Nt, 9%, 10/1/14	$1,500	$1,455,000	1.2%

		10,506,738	8.5
HOUSING — 2.6%
Beazer Homes USA, Sr Nt, 8.125%, 6/15/16	1,500	1,458,750	1.2
K, Hovnanian Enterprises, Sr Nt, 8.625%, 1/15/17	275	272,938	0.2
Interface, Inc., Sr Nt, 10.375%, 2/1/10	500	545,000	0.4
Interface, Inc., Sr Sub Nt, 9.5%, 2/1/14	535	551,050	0.5
Interline Brands, Inc., Sr Sub Nt, 8.125%, 6/15/14	350	354,375	0.3

		3,182,113	2.6
INFORMATION TECHNOLOGY — 9.6%
Advanced Micro Devices, Sr Nt, 7.75%, 11/1/12	410	416,150	0.3
Amkor Technology, Inc., Sr Nt, 9.25%, 6/1/16	1,150	1,078,125	0.9
IKON Office Solutions, Sr Nt, 7.75%, 9/15/15	500	513,750	0.4
Intcomex, Inc., Sec’d Nt, 11.75%, 1/15/11[2]	900	886,500	0.7
Magnachip Semiconductor, FRN, Sec’d Nt, 8.64%, 12/15/11	1,000	845,000	0.7
Magnachip Semiconductor, Sec’d Nt, 6.875%, 12/15/11	1,000	800,000	0.7
Magnachip Semiconductor, Sr Sub Nt, 8%, 12/15/14	500	303,750	0.2
Sanmina-SCI Corp., Sr Sub Nt, 8.125%, 3/1/16[6]	900	882,000	0.7
Smart Modular Tech, FRN, Sr Nt, 11.008%, 4/1/12	423	448,380	0.4
Spansion LLC, Sr Nt, 11.25%, 1/15/16[2]	1,000	1,047,500	0.9
Stratus Technologies, Inc., 2nd Lien Bank Debt, 14.33%, 3/28/12	1,000	940,000	0.8
Sungard Data Systems, Inc., Sr Unsec’d Nt, 9.125%, 8/15/13	500	517,500	0.4
UGS Capital Corp., FRN, Sr Nt, 10.38%, 6/1/11[2]	1,000	1,015,000	0.8
Unisys Corp., Sr Nt, 8%, 10/15/12	1,750	1,636,250	1.3
Unisys Corp., Sr Nt, 8.5%, 10/15/15[6]	500	466,250	0.4

		11,796,155	9.6

Description	Par (000)	Value	Percent of Net Assets*

MANUFACTURING — 5.6%
Case New Holland, Inc., Sr Nt, 9.25%, 8/1/11	$500	$530,000	0.4%
Eagle-Picher, Inc., Sr Nt, 9.75%, 9/1/13[1,4,6]	1,250	950,000	0.8
Eagle-Picher Industries, Inc., 1st Lien Bank Debt, 9.9%, 12/30/10	748	748,125	0.6
Eagle-Picher Industries, Inc., 2nd Lien Bank Debt, 13.937%, 12/30/11	750	772,500	0.6
Milacron Escrow Corp., Sec’d Nt, 11.5%, 5/15/11	2,000	1,900,000	1.6
Polypore, Inc., Sr Sub Nt, 8.75%, 5/15/12	2,035	1,953,600	1.6

		6,854,225	5.6
MEDIA & TELECOM: BROADCASTING — 2.7%
Fisher Communications, Inc., Sr Nt, 8.625%, 9/15/14	500	518,750	0.4
LBI Media, Inc., Sr Disc Nt, 11%, 10/15/13[7]	625	528,125	0.5
Lin Television Corp., Sr Sub Nt, 6.5%, 5/15/13	500	466,250	0.4
Nexstar Fin Hldg LLC, Inc., Sr Disc Nt, 11.67%, 4/1/13[7]	750	626,250	0.5
Nexstar Finance, Inc., Sr Sub Nt, 7%, 1/15/14	725	659,750	0.5
Sinclair Broadcasting, Co Guar, 8%, 3/15/12	500	506,875	0.4

		3,306,000	2.7
MEDIA & TELECOM: CABLE — 10.1%
Adelphia Communications Corp., Sr Nt, 9.375%, 11/15/09[1,4,6]	1,000	637,500	0.5
Adelphia Communications Corp., Sr Nt, 8.125%, 7/15/03[1,4]	750	463,125	0.4
Adelphia Communications Corp., Sr Nt, 6%, 2/15/06[1,4]	125	125	0.0
CCH I Holdings LLC, Co Guar, 11.125%, 1/15/14	500	351,250	0.3
CCH I LLC, Sec’d Nt, 11%, 10/1/15	2,305	2,097,550	1.7
Charter Communications Hldgs II, Sr Nt, 10.25%, 9/15/10	250	255,000	0.2
Century Communications, Sr Nt, 9.5%, 3/1/05[1,4,6]	625	700,000	0.6
Insight Communications, Inc., Sr Disc Nt, 12.21%, 2/15/11[7]	1,000	1,060,000	0.9

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

September 30, 2006 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

MEDIA & TELECOM: CABLE — (continued)
Insight Midwest, Sr Nt, 10.5%, 11/1/10	$550	$569,250	0.5%
Intelsat Bermuda Ltd., Sr Nt, 9.25%, 6/15/16[2]	500	525,625	0.4
Intelsat Bermuda Ltd., Sr Nt, 11.25%, 6/15/16[2]	250	265,625	0.2
Intelsat Bermuda Ltd., Sr Nt, 8.25%, 1/15/13	500	506,250	0.4
Mediacom LLC/Capital Corp., Sr Nt, 9.50%, 1/15/13	2,000	2,045,000	1.7
NTL Cable PLC, Sr Nt, 9.125%, 8/15/16	1,000	1,032,500	0.8
Panamsat Corp., Sr Nt, 9%, 8/15/14	649	670,092	0.5
Quebecor Media, Sr Nt, 7.75%, 3/15/16	750	750,937	0.6
Videotron Ltee, Sr Unsec’d Nt, 6.375%, 12/15/15	500	473,750	0.4

		12,403,579	10.1
MEDIA & TELECOM: FIXED COMMUNICATIONS — 4.1%
Level 3 Communications, Co Guar, 10.75%, 10/15/11	500	523,125	0.4
McLeod USA, Inc., Sec’d Nt, 10.5%, 10/1/11[2]	500	503,750	0.4
Mastec, Inc., Sr Sub Nt, 7.75%, 2/1/08	373	372,068	0.3
Qwest Communications, Co Guar, 7.5%, 2/15/14	200	200,500	0.2
Qwest Communications, Sr Nt, 7.875%, 9/1/11	100	105,000	0.1
Qwest Communications, Sr Nt, 7.625%, 6/15/15	1,950	2,023,125	1.6
Time Warner Communications, Sr Nt, 9.25%, 2/15/14	1,250	1,315,625	1.1

		5,043,193	4.1
MEDIA & TELECOM: WIRELESS COMMUNICATIONS — 1.7%
Dobson Cellular Systems, Sec’d, 9.875%, 11/1/12	950	1,018,875	0.8
Horizon PCS, Inc., Sr Nt, 11.375%, 7/15/12	350	392,875	0.3
Rogers Wireless, Inc., Sec’d Nt, 6.375%, 3/1/14	250	249,063	0.2
Rural Cellular, Sr Nt, 9.875%, 2/1/10	500	521,250	0.4

		2,182,063	1.7
MEDIA & TELECOM: DIVERSIFIED — 8.5%
Barrington Broadcasting, Sr Sub Nt, 10.5%, 8/15/14[2]	700	682,500	0.6

Description	Par (000)	Value	Percent of Net Assets*

MEDIA & TELECOM: DIVERSIFIED — (continued)
DX III Holdings Corp., 1st Lien Term Loan, 9.117%, 1/27/11	$461	$464,493	0.4%
HRP Myrtle Beach, FRN, Sec’d Nt, 9.818%, 4/1/12[2]	1,000	997,500	0.8
IMAX Corp., Sr Nt, 9.625%, 12/1/10[6]	1,984	1,889,760	1.5
Lamar Media Corp., Sr Sub Nt, 6.625%, 8/15/18[2]	750	719,062	0.6
Lamar Media Corp., Sr Sub Nt, 7.25%, 1/1/13	500	503,125	0.4
London Arena & Waterfront Finance LLC, Bank Debt, 8.89%, 3/9/12	498	499,988	0.4
Cenveo Corp., Sr Sub Nt, 7.875%, 12/1/13	1,000	947,500	0.8
Phoenix Color Corp., Sr Sub Nt, 10.375%, 2/1/09	1,930	1,852,800	1.5
Primedia, Inc., Sr Nt, 8.875%, 5/15/11	375	366,562	0.3
Quebecor World Capital Corp., Sr Nt, 6.125%, 11/15/13	850	722,500	0.6
Quebecor World Capital Corp., Sr Nt, 8.75%, 3/15/16[2]	250	240,625	0.2
RH Donnelley, Inc., Sr Disc Nt, 6.875%, 1/15/13	250	228,125	0.2
RH Donnelley, Inc., Sr Nt, 8.875%, 1/15/16	250	250,625	0.2

		10,365,165	8.5
METALS & MINERALS — 2.6%
AK Steel Corp., Co Guar, 7.875%, 2/15/09[6]	1,005	1,001,231	0.8
AK Steel Corp., Co Guar, 7.75%, 6/15/12	300	292,125	0.3
Trimas Corp., Co Guar, 9.875%, 6/15/12	2,025	1,873,125	1.5

		3,166,481	2.6
RETAIL — 2.1%
Brown Shoe Company, Inc., Sr Unsec’d Nt, 8.375%, 5/1/12	750	783,750	0.6
GSC Holdings Corp., FRN, Co Guar, 9.383%, 10/1/11	550	572,000	0.5
Linens ‘N Things, Inc., FRN, Sec’d Nt, 11.132%, 1/15/14	1,250	1,206,250	1.0

		2,562,000	2.1

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

September 30, 2006 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

SERVICES — 7.2%
Allied Waste NA, Co Guar, 9.25%, 9/1/12	$1,824	$1,944,840	1.6%
Knowledge Learning Center, Sr Sub Nt, 7.75%, 2/1/15[2]	1,750	1,636,250	1.3
Mac-Gray Corp., Sr Nt, 7.625%, 8/15/15	500	510,000	0.4
NES Rentals Term Loan B, Bank Debt, 12.125%, 7/20/13	1,500	1,507,500	1.2
Penhall International, Sec’d Nt, 12%, 8/1/14[2]	250	261,875	0.2
Sac Holdings, Sr Nt, 8.5%, 3/15/14	1,323	1,309,622	1.1
Stewart Enterprises, Sr Nt, 7.75%, 2/15/13	1,834	1,696,450	1.4

		8,866,537	7.2
TRANSPORTATION — 11.9%
American Commercial Lines, Sr Nt, 9.50%, 2/15/15	475	517,750	0.4
Avis Budget Car Rental, Sr Nt, 7.625%, 5/15/14[2]	100	97,000	0.1
Ford Motor Co., Nt, 7.45%, 7/15/31[6]	875	675,937	0.5
Ford Motor Credit Corp., Nt, 8.625%, 11/1/10	1,230	1,225,315	1.0
General Motors Acceptance Corp., Nt, 7.75%, 1/19/10	1,000	1,024,644	0.8
General Motors Acceptance Corp., Nt, 8%, 11/1/31	1,500	1,568,372	1.3
General Motors Acceptance Corp., Nt, 5.125%, 5/9/08	750	734,948	0.6
General Motors, Debentures, 8.1%, 6/15/24	1,150	954,500	0.8
General Motors, Debentures, 8.25%, 7/15/23	1,525	1,321,031	1.1
Goodyear Tire and Rubber, Sr Nt, 9%, 7/1/15	1,400	1,421,000	1.2
IdleAire Technologies Corp., Sr Disc Nt, 13.49%, 12/15/12[7]	1,415	912,675	0.7
Lear Corp. Term Loan, Bank Debt, 7.867%, 4/25/12	700	685,125	0.6
Lear Corp. Term Loan, Bank Debt, 7.904%, 4/25/12	300	293,625	0.2
Quality Distribution, Co Guar, 9%, 11/15/10	750	718,125	0.6

Description	Par (000)	Value	Percent of Net Assets*

TRANSPORTATION — (continued)
Quality Distribution, FRN, Co Guar, 10.007%, 1/15/12	$850	$862,750	0.7%
TFM SA DE CV, Sr Nt, 12.5%, 6/15/12	1,100	1,210,000	1.0
Ultrapetrol (Bahamas) Ltd., 1st Mtg, 9%, 11/24/14	450	414,000	0.3

		14,636,797	11.9
UTILITIES — 9.4%
Calpine Corp., Sr Nt, 8.5%, 5/1/08[1,4]	1,265	834,900	0.7
Calpine Corp., Sr Nt, 8.5%, 2/15/11[1,4]	985	487,575	0.4
Calpine Corp., Sec’d Nt, 9.9%, 7/15/07[1,2,4]	904	933,574	0.8
Calpine Corp., Sec’d Nt, 9.875%, 12/1/11[1,2,4]	250	251,250	0.2
Calpine Generating Co., 3rd FRN, Sec’d Nt, 14.12%, 4/1/11	2,200	2,348,500	1.9
Dynegy Holdings, Inc., Sr Unsec’d Nt, 8.375%, 5/1/16	500	508,750	0.4
Midwest Generation LLC, Sec’d Nt, 8.75%, 5/1/34	500	533,750	0.4
Mirant Americas, Sr Nt, 8.3%, 5/1/11[1,4]	1,250	1,251,562	1.0
Mirant Americas Generation LLC, Sr Nt, 8.5%, 10/1/21[1,4]	500	485,000	0.4
Dynegy/NGC Corp., Debentures, 7.125%, 5/15/18	1,000	915,000	0.8
NRG Energy, Inc., Term Loan B, 7.367%, 1/26/13	498	499,987	0.4
Northwest Pipeline Corp., Sr Nt, 7%, 6/15/16[2]	500	511,250	0.4
Reliant Energy, Inc., Sec’d Nt, 9.5%, 7/15/13	1,000	1,037,500	0.8
Reliant Energy, Inc., Sec’d Nt, 6.75%, 12/15/14	1,000	951,250	0.8
Southern Energy, Inc., Escrow, Sr Nt, 7.9%, 7/15/09	750	7,500	0.0

		11,557,348	9.4

Total Corporate Debt Securities
(amortized cost $173,558,587)		173,695,802	141.6

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

September 30, 2006 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

CORPORATE CONVERTIBLE DEBT SECURITIES — 0.0%
PACKAGING — 0.0%
Indesco International, Inc., Conv, Sr Sub Nt, 10%, 3/15/08[3,4,9]	$291	$0	0.0%

		0	0.0

Total Convertible Corporate Debt Securities
(amortized cost $290,529)		0	0.0

Total Debt Securities
(amortized cost $173,849,116)		173,695,802	141.6

	Shares/Par (000)
PREFERRED STOCKS — 5.2%
Glasstech, Inc., Series C, Pfd[1,3,9]	5	0	0.0
Oglebay Norton Company, Series A, Pfd, 14.8%[1]	189,370	5,965,155	4.9
Spanish Broadcasting Systems, Pfd, 10.75%, 10/15/13	296	328,560	0.3

Total Preferred Stocks
(cost $2,189,700)		6,293,715	5.2

COMMON STOCKS — 1.5%
Abovenet, Inc., Common Stock[1]	1,702	91,908	0.1
Avado Brands, Inc., Common Stock[1,9]	9,063	90,630	0.1
Bally Total Fitness Corp. Holding, Common Stock[1,6,8,9]	5,880	6,215	0.0
Glasstech, Inc., Class C, Common Stock[1,3,9]	5	0	0.0
Indesco International, Inc., Common Stock[1,3,9]	60,345	0	0.0
Lexington Coal Company, Common Stock[1]	25,311	15,186	0.0
Mattress Discounters, Common Stock[1,3,9]	8,329	8,329	0.0
Mirant Corp. Common Equity, Common Stock[1]	8,763	239,317	0.2
Oglebay Norton Company, Common Stock[1]	31,897	629,966	0.5
Simonds Industries, Inc., Common Stock[1,3,9]	8,236	280,024	0.2
Westpoint Stevens, Inc., Common Stock[1,3,9]	14,277	283,113	0.2

Description	Shares/Par (000)	Value	Percent of Net Assets*

Westpoint Stevens, Inc., Subscription Rights[1,3,9]	$12,745	$138,411	0.1%
Westpoint Stevens, Inc., Rights[1,3,9]	6,631	72,013	0.1
XO Holdings, Inc., Common Stock[1]	516	2,518	0.0

Total Common Stocks
(cost $9,645,135)		1,857,630	1.5

WARRANTS — 0.0%
Abovenet, Inc., Warrants, 8/9/08[1,3,9]	584	16,060	0.0
Abovenet, Inc., Warrants, 8/9/10[1,3,9]	687	16,144	0.0
XO Holdings, Inc., Series A Warrants[1]	1,034	931	0.0
XO Holdings, Inc., Series B Warrants[1]	775	465	0.0
XO Holdings, Inc., Series C Warrants[1]	775	295	0.0

Total Warrants
(cost $697,655)		33,895	0.0

Total Equity Investments
(cost $12,532,490)		8,185,240	6.7

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED — 13.6%
DLJ/Pershing Division — Repurchase Agreements 5.475%, dated 9/29/06, matures 10/2/06 repurchase price $11,622,6405a	11,617	11,617,340	9.5
Lehman Brothers, Inc. — Repurchase Agreements 5.525%, dated 9/29/06, matures 10/2/06 repurchase price $5,002,3025b	5,000	5,000,000	4.1

Total Investments of Cash Collateral for Securities Loaned
(cost $16,617,340)		16,617,340	13.6

TOTAL INVESTMENTS
(cost $202,998,946)		198,498,382	161.9

Payable Upon Return of Securities Loaned		(16,617,340)	(13.6)
Payable to Advisor		(882,684)	(0.7)
Payable to Administrator		(15,404)	0.0
Accounting Fees Payable		(3,137)	0.0
Custody Fees Payable		(3,526)	0.0

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (concluded)

September 30, 2006 (Unaudited)

Description	Value	Percent of Net Assets*

Unrealized Appreciation on Swap Agreements	$428,270	0.4%
Unrealized Depreciation on Swap Agreements	(84,223)	(0.1)
Other Assets in Excess of Other Liabilities	7,289,447	5.9
Less: Outstanding Preferred Stock (2,640 shares at $25,000 per share) at liquidation value.	(66,000,000)	(53.8)

Net Assets Applicable to Common Stockholders	$122,609,785	100.0

Net Asset Value Per Common Share ($122,609,785/12,935,081)	$9.48

*	Applicable to common stockholders.
[1]	Non-income producing security.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $18,901,480.
[3]	Board valued security. These securities amounted to $814,095.
[4]	Security in default.
5a	Fully collateralized by non-investment grade corporate bonds with a fair market value of $11,733,573.
5b	Fully collateralized by non-investment grade corporates with a fair market value of $5,253,330.
[6]	All or a portion of the security is on loan. Securities on loan have a fair market value of $16,149,751.
[7]	Step-up bond. Interest rate is effective rate.
[8]	Restricted security. These securities amounted to $1,281,215.
[9]	Security deemed to be illiquid.
FRN	Floating Rate Note. Rate shown is rate in effect at September 30, 2006.

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  PACHOLDER HIGH YIELD FUND, INC.

Directors and Officers

Gary J. Madich, CFA President Joseph F. Sanzone Vice President Jessica K. Ditullio Secretary Arthur A. Jensen Treasurer Penny Grandominico Chief Compliance Officer	John F. Williamson Chairman and Director George D. Woodard Director Daniel A. Grant Director William J. Morgan Director

Investment Objective

A closed-end fund seeking a high level of total return

through current income and capital appreciation by

investing primarily in high-yield, fixed income securities

of domestic companies.

Investment Advisor

Pacholder & Company, LLC

Administrator

JPMorgan Funds Management, Inc.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

Computershare Investor Services, LLC

Legal Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Executive Offices

Pacholder High Yield Fund, Inc.

8044 Montgomery Road

Suite 555

Cincinnati, Ohio 45236

Shareholder Services

(888) 294-8217

Please visit our web site, www.phf-hy.com, for information on the Fund’s NAV, share price, news releases, and SEC filings. We created this site to provide stockholders quick and easy access to the timeliest information available regarding the Fund.

This report is for the information of stockholders of Pacholder High Yield Fund, Inc. It is not a prospectus, offering circular or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.

PACHOLDER HIGH YIELD FUND, INC.

THIRD QUARTER

SEPTEMBER 30, 2006